             CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")
          MULTI-STRATEGY MARKET NEUTRAL INVESTMENTS (the "Portfolio")

      Supplement dated July 1, 2004 to the Prospectus dated July 29, 2003

   The following information supersedes or supplements certain information in the Trust's Prospectus dated July 29, 2003.

   Camden Asset Management, L.P. has resigned as an investment adviser to the Portfolio effective as of June 30, 2004 and will no longer manage a portion of the Portfolio's convertible arbitrage strategy.

   On June 16, 2004 the Trust's Board of Trustees approved SSI Investment Management Inc. ("SSI") to manage a portion of the Portfolio's convertible arbitrage strategy effective June 28, 2004. SSI's investment process is driven by fundamental analysis of issuers and supported by quantitative analysis of convertible securities. SSI attempts to capitalize on the pricing inefficiencies of the mid and small-cap area of the convertible market. SSI also manages a portion of the Portfolio's equity market neutral strategy.

TK2090 7/03 S10

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             CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")
                               WITH RESPECT TO:
                 LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS

    Supplement dated July 1, 2004 to the Prospectus dated December 29, 2003

   The following information supplements, revises and supersedes, as applicable, certain information in the Trust's Prospectus dated December 29, 2003.

   On June 16, 2004, the Trust's Board of Trustees approved the following:

  . Effective July 1, 2004, the termination of The Boston Company Asset Management, LLC and the hiring of Cambiar Investors, LLC ("Cambiar") as an investment adviser to Large Capitalization Value Equity Investments ("Large Value Portfolio"). Cambiar utilizes a bottom-up process that seeks to identify companies that are attractively priced, demonstrate positive developments not yet recognized by the market and offer significant appreciation potential within a one to two-year time frame. A team of investment professionals of the adviser, headed by Brian Barish, is primarily responsible for the day-to-day management of the Large Value Portfolio. Mr. Barish joined Cambiar in 1997 and has 15 years of investment industry experience.

     The hiring of Cambiar has resulted in the entering into of an investment advisory agreement dated and effective July 1, 2004, between Smith Barney Fund Management LLC and Cambiar. Under the terms of the agreement, Cambiar will receive a fee of 0.30% on the first $250 million and 0.25% thereafter, that is computed daily and paid monthly based on the value of the average net assets of the Large Value Portfolio allocated to Cambiar. With the hiring of Cambiar, the assets of the Large Value Portfolio will be allocated as follows: Alliance Capital Management L.P. 34%; Chartwell Investment Partners 33% and Cambiar 33%.

     Cambiar is located at 2401 East Second Avenue, Suite 400, Denver, Colorado 80206.

  Shareholders of the Large Value Portfolio will soon receive an information statement regarding this change.

TK 2088 12/03 S5